                                                                   Exhibit 10.24

         ---------------------------------------------------------------

                                    AGREEMENT

                                  By and Among

                        STORYFIRST COMMUNICATIONS, INC.,

                                 OAO ALFA BANK,

                                       and

                             MERROW VENTURES LIMITED

                               Dated July 29, 2003

          ------------------------------------------------------------

                                    AGREEMENT

         This Agreement (the "Agreement") is made and entered into this 29 day of July, 2003 by and between:

         (1) StoryFirst Communications, Inc., a Delaware corporation (the
         "Company");

         (2) OAO Alfa Bank, an open joint stock company, organized and existing under the laws of the Russian Federation ("Alfa Bank"), represented by its President, Petr Aven, acting under power of attorney; and

         (3) Merrow Ventures Limited, a limited liability company organized under the laws of the British Virgin Islands ("Merrow," and together with Alfa Bank, the "Alfa Entities").

         The Company and the Alfa Entities are hereinafter sometimes referred to individually as a "Party" and collectively as the "Parties".

                                    PREAMBLE

         WHEREAS, Alfa Capital Holdings (Cyprus) Limited, a private limited liability company incorporated under the laws of Cyprus ("ACC"), desires to own a 25% interest in the Company and pursuant to that certain Stock Purchase
Agreement of even date herewith between the Company and ACC (the "SPA") will purchase an interest of up to 25% of the Company;

         WHEREAS, ACC is an affiliate of the Alfa Entities; and

         WHEREAS, as a condition to the Company entering into the SPA, the
Company requires the Alfa Entities to agree to perform certain covenants and provide certain representations and warranties as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Parties hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         Unless otherwise defined herein, capitalized terms used herein shall have meanings ascribed to them in the SPA.

                                    ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

         2.1      Representations and Warranties of the Alfa Entities. As a
                  material inducement to the Company's entry into the SPA and the performance of the transactions contemplated thereby and acknowledging that the Company is entering into this Agreement and the SPA in reliance on the representations and warranties in this Section 2.1, each of the Alfa Entities represents and warrants, jointly and severally with the other Alfa Entity, to the Company that as of the date of this Agreement and the
                  Closing Date:

                                       1

                  2.1.1    Due Registration and Corporate Power. Each Alfa
                           Entity is duly organized and registered and validly
                           existing under the laws of the jurisdiction of its
                           creation, has the full power and authority to own and
                           dispose of the assets it owns and to perform its
                           obligations under this Agreement and its foundation
                           and/or constituent documents are in full force and
                           effect.

                  2.1.2    ACC Affiliated Party. ACC and Alfa Bank are under
                           common control in that the sole shareholder of ACC is
                           the ultimate owner of Alfa Bank.

                  2.1.3    Authorization. The execution, delivery and
                           performance of this Agreement have been duly
                           authorized by all necessary action of the governing
                           bodies of each Alfa Entity.

                  2.1.4    Enforceability of Obligations. This Agreement has
                           been duly executed and delivered by each Alfa Entity
                           and, assuming the due authorization, execution and
                           delivery hereof by the Company, constitutes its
                           legal, valid and binding obligation, enforceable
                           against it in accordance with its respective terms,
                           except to the extent that such enforcement may be
                           subject to bankruptcy, insolvency, reorganization or
                           other similar laws now or hereafter in effect
                           relating to creditors' rights and remedies generally.

                  2.1.5    Ownership of the CTC Shares. As of the Closing, ACC
                           shall be the owner of the CTC Shares with good and
                           valid title thereto, free and clear of any mortgages,
                           liens, security interests, claims and other
                           encumbrances and upon transfer to the Company under
                           the SPA the CTC Shares will be validly issued and
                           outstanding in the name of the Company, fully paid
                           and free and clear of any mortgages, liens, security
                           interests, claims and other encumbrances.

                  2.1.6    Ownership of the Loan. As of the Closing, ACC shall
                           be the owner of the Loan with good and valid title
                           thereto, free and clear of any mortgages, liens,
                           security interests, claims and other encumbrances and
                           upon transfer to the Company under the SPA the Loan
                           will be free and clear of any mortgages, liens,
                           security interests, claims and other encumbrances.
                           The Loan will constitute a legal, valid and binding
                           obligation of CTC enforceable against it in
                           accordance with the terms thereof, and all Government
                           Approvals in connection with the making, assignment
                           and repayment of the Loan have been, or by the
                           Closing will be, obtained and in full force and
                           effect.

                                        2

                  2.1.7    Noncontravention. Subject to compliance with the
                           applicable requirements of the Hart-Scott-Rodino Act
                           and the Russian Competition Act in connection with
                           the transactions contemplated by the SPA, neither the
                           execution and delivery by the Alfa Entities of this
                           Agreement, nor the consummation by the Alfa Entities
                           of the transactions contemplated hereby, will (a)
                           conflict with or violate any provision of the
                           respective constituent documents of either Alfa
                           Entity, (b) require on the part of either Alfa Entity
                           any notice to or filing with, or any permit,
                           authorization, consent or approval of, any
                           Governmental Authority, (c) conflict with, result in
                           a breach of, constitute (with or without due notice
                           or lapse of time or both) a default under, result in
                           the acceleration of obligations under, create in any
                           party the right to terminate, modify or cancel, or
                           require any notice, consent or waiver under, any
                           contract or instrument to which either Alfa Entity is
                           a party or by which either Alfa Entity is bound or to
                           which any of their respective assets is subject, (d)
                           result in the imposition of any security interest,
                           lien, charge or encumbrance upon any assets of either
                           Alfa Entity or (e) violate any order, writ,
                           injunction, decree, statute, rule or regulation
                           applicable to either Alfa Entity or any of their
                           respective properties or assets.

                  2.1.8    Litigation. Neither Alfa Entity nor ACC is a party to
                           any action, suit, investigation or proceeding pending
                           (or, to the knowledge of any Alfa Entity, threatened)
                           against it or affecting its property before any
                           judicial, arbitral or administrative body that, if
                           determined adversely to its interests, would
                           materially and adversely affect the ability of such
                           Alfa Entity to perform its obligations under this
                           Agreement or give the representations set forth
                           herein or of ACC to perform its obligations under the
                           SPA or any other Transaction Document.

                  2.1.9    No Claims. No Alfa Entity has any right to any claim
                           or compensation from the Company in connection with
                           the transfer of the CTC Shares or the assignment of
                           the Loan under the SPA. CTC has no outstanding
                           indebtedness to any Alfa Entity or any of their
                           affiliates other than the Loan.

         2.2      Representations and Warranties of the Company. As a material inducement to the entry into this Agreement by the Alfa
                  Entities and the performance of the transactions contemplated hereby and acknowledging that the Alfa Entities are entering into this Agreement in reliance on the representations and warranties in this Section 2.2, the Company represents and warrants to the Alfa Entities that as of the date of this
                  Agreement and the Closing Date:

                  2.2.1    Company's Due Registration and Corporate Power. The
                           Company is duly organized and registered and validly
                           existing under the laws of the jurisdiction of its
                           creation.

                  2.2.2    Authorization by the Company. The execution, delivery
                           and performance of this Agreement have been duly
                           authorized by all necessary action of governing
                           bodies of the Company.

                                        3

                  2.2.3    Enforceability of the Company's Obligations. This
                           Agreement has been duly executed and delivered by the
                           Company and, assuming the due authorization,
                           execution and delivery hereof by each Alfa Entity,
                           constitutes its legal, valid and binding obligation,
                           enforceable against it in accordance with its terms,
                           except to the extent that such enforcement may be
                           subject to bankruptcy, insolvency, reorganization or
                           other similar laws now or hereafter in effect
                           relating to creditors' rights and remedies generally.

                  2.2.4    Noncontravention. Subject to compliance with the
                           applicable requirements of the Hart-Scott-Rodino Act
                           and the Russian Competition Act in connection with
                           the transactions contemplated by the SPA, neither the
                           execution and delivery by the Company of this
                           Agreement, nor the consummation by the Company of the
                           transactions contemplated hereby, will (a) conflict
                           with or violate any provision of the respective
                           constituent documents of the Company, (b) require on
                           the part of the Company any notice to or filing with,
                           or any permit, authorization, consent or approval of,
                           any Governmental Authority, (c) conflict with, result
                           in a breach of, constitute (with or without due
                           notice or lapse of time or both) a default under,
                           result in the acceleration of obligations under,
                           create in any party the right to terminate, modify or
                           cancel, or require any notice, consent or waiver
                           under, any contract or instrument to which the
                           Company is a party or by which the Company is bound
                           or to which any of its assets is subject, (d) result
                           in the imposition of any security interest, lien,
                           charge or encumbrance upon any assets of the Company
                           or (e) violate any order, writ, injunction, decree,
                           statute, rule or regulation applicable to the Company
                           or any of its properties or assets.

         2.3      Survival of Representations and Warranties. The
                  representations and warranties of the Purchaser and the
                  Company contained in Sections 2.1 and 2.2, respectively, shall survive the execution and delivery of this Agreement, and all statements contained in any certificate or other instrument delivered by one Party hereunder shall be deemed to constitute representations and warranties made by such Party and no
                  investigation by the other Party shall detract from, or
                  diminish the scope of, any representation or warranty or such
                  Party's reliance thereon.

                                    ARTICLE 3
                     CONDUCT OF BUSINESS; EXCLUSIVE DEALING

         3.1      Certain Conduct by the Alfa Entities. At all times from the date of this Agreement to the Closing Date, each of the Alfa
                  Entities shall conduct its respective businesses in such a manner that on the Closing Date the representations and
                  warranties with respect to the Alfa Entities and ACC contained in this Agreement shall be true, accurate and complete, as though such representations and warranties were made on and as of such date.

                                        4

         3.2      Certain Conduct by the Company. At all times from the date of this Agreement to the Closing Date, the Company shall conduct its business in such a manner that on the Closing Date the representations and warranties with respect to the Company contained in this Agreement shall be true, accurate and
                  complete, as though such representations and warranties were made on and as of such date.

         3.3      Exclusive Dealing. During the period from the date of this
                  Agreement to the Closing Date, no Alfa Entity shall take any action to, directly or indirectly, encourage, initiate or
                  engage in discussions or negotiations with, or provide any information to, any Person other than the Company or its
                  representatives or attorneys, concerning any purchase of the
                  CTC Shares.

                                    ARTICLE 4
                              ADDITIONAL COVENANTS

         4.1      Approvals. Each of the Parties shall (i) use its best efforts to obtain all corporate approvals, third party consents and
                  Government Approvals that are necessary or appropriate for such Party's execution and delivery of this Agreement, or its performance of the transactions contemplated hereby or thereby and (ii) keep the other Party informed at reasonable intervals of all such approvals and consents and of the stage of
                  completion of receipt thereof.

         4.2      Alfa Entities Further Assurances. Each of the Alfa Entities,
                  from time to time after the Closing Date, at the Company's request, shall take such other actions and execute and deliver such other documents, certificates, instruments of conveyance and further assurances as the Company may reasonably request in order to vest more fully and effectively in the Company all rights and ownership in, and title to, and to put the Company more fully in possession of the CTC Shares and/or the Loan, or to carry out, evidence or confirm the intended purposes of this Agreement.

                                    ARTICLE 5
                                 INDEMNIFICATION

         The Parties hereby agree that, in the event of breach by any Party of any representation, warranty, obligation or covenant contained in this
         Agreement, the breaching Party shall indemnify and hold harmless the other Party and any of its shareholders, directors, officers, employees, representatives, agents and advisors against any losses, claims, actions, damages or liabilities (including, without limitation, legal, accounting and other fees and expenses) directly or indirectly arising or resulting from or in any way attributable to such breach by the breaching Party.

                                       5

                                    ARTICLE 6
                        DISPUTE RESOLUTION; GOVERNING LAW

         6.1      Dispute Resolution. Any controversy between the Parties,
                  including the construction or application of any of the terms, covenants or conditions of this Agreement shall on written request of one Party served upon the other, be submitted to arbitration and be governed by the rules of the American
                  Arbitration Association in effect on the date of referral to arbitration, except that in the event of any conflict between those rules and this Section 6.1, this Section 6.1 shall
                  govern. The arbitration shall take place in New York, New York and shall be conducted in English. The arbitration shall be conducted by a single neutral arbitrator selected in
                  accordance with the rules of the American Arbitration
                  Association. The arbitrator (i) shall not have any power or authority to add to, alter, amend or modify the terms of this
                  Agreement and (ii) shall interpret and construe this Agreement in accordance with the laws of the State of New York and the
                  United States of America. The cost of such arbitration,
                  including reasonable attorney's fees, shall be borne by the losing Party or in such proportion as the arbitrator shall decide.

         6.2      Governing Law. This Agreement shall be governed by and
                  construed in accordance with the laws of the State of New York and the United States of America, without giving effect to the conflict of laws rules thereof.

                                    ARTICLE 7
                                     NOTICE

         7.1      Notice. Except as otherwise provided in this Agreement, any and all notices, consents, waivers, instructions, requests, votes, and other documents or communications shall be in
                  writing in English and signed by the person giving such notice or other communication. Notice and other documents and
                  communications shall be deemed properly given only if they are
                  (i) delivered personally; or (ii) transmitted by fax or by another instantaneous means of transmission (with confirmation of receipt in the case of transmission by fax or other
                  instantaneous means of transmission) to the following
                  addresses:

                           (a) if to the Company, to:

                           StoryFirst Communications, Inc.
                           c/o Media Forte
                           12 3rd Khoroshevskaya ul.
                           123298 Moscow
                           Russian Federation
                           Tel.: +7 (095) 797-4105
                           Fax: +7 (095) 785-6349
                           Attention: President

                                       6

                           With a copy (which copy shall not be deemed notice
                           hereunder) to:

                           Hale and Dorr
                           Alder Castle
                           10 Noble Street
                           London
                           England  EC2V 7QJ
                           Tel.: +44 (20) 7645-2400
                           Fax.: +44 (20) 7645-2424
                           Attention:  Trisha Johnson

                           (b) if to Alfa Bank, to:

                           Alfa Bank
                           12, Prospekt Sakharova, 4th Floor
                           107078 Moscow, Russia
                           Tel: +7 (095) 788-03-85
                           Fax: +7 (095) 928-86-10
                           Attention: Mr. Vagan Abgaryan

                           (c) if to Merrow, to:

                           Merrow Ventures Limited, B.V.I.
                           Trident Chambers, P.O. Box 146
                           Road Town, Tortola,
                           British Virgin Islands
                           Tel.:
                           Fax:
                           Attention: Mr. Pavel Nazaryan

                  or at such address that any Party, as the case may be, may designate by official notice to the other Parties for the
                  receipt of such documents or communications.

         7.2      Receipt. All such notices or other communications shall be deemed to have been given or received: (i) upon receipt, if personally delivered; and (ii) upon confirmation of receipt, if notice is given by electronic facsimile.

                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1      Expenses. Each Party hereto shall be responsible for all costs incurred by it relating to negotiation, execution and delivery of this Agreement and performance of the transactions
                  contemplated hereby and thereby.

         8.2      Publicity. Except as otherwise required by Applicable Law, no
                  Party shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior written approval of the other Parties to the contents and the manner of presentation and publication thereof.

                                        7

         8.3      Survival. All covenants, agreements, representations and
                  warranties made herein shall survive the execution and
                  delivery of this Agreement and the issuance of the Shares
                  contemplated hereby.

         8.4      Captions. The Article and Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

         8.5      No Assignment. No Party to this Agreement may assign or
                  otherwise transfer, in whole or in part, any of its rights or obligations arising hereunder to any third parties without the prior written approval of the other Parties hereto.

         8.6      Entire Agreement. This Agreement, the SPA, the Loan
                  Assignment, the Stockholders' Agreement and the Option
                  Agreement shall represent the entire agreement and
                  understanding of the Parties hereto on the subject matter
                  hereof and supersedes all previous negotiations, agreements or understandings between or among some or all of them, whether written or oral.

         8.7      Amendments. No amendment or modification of this Agreement will be effective unless it is in writing and duly executed by each Party hereto.

         8.8      No Action on Behalf of Other Party. Except as otherwise
                  provided in this Agreement, no Party shall, without the prior written consent of the other Party, in any manner use the name of, act or purport to act for or as a representative or agent of, or enter into any obligations or responsibilities on
                  behalf of the other Party.

         8.9      Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby, and the Parties shall negotiate in good faith concerning alternative means of achieving the goals and objectives underlying the invalid or unenforceable provision.

         8.10     Third Party Beneficiaries. Each Party intends that this
                  Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the Parties hereto.

         8.11     No Presumption. This Agreement shall be construed without
                  regard to any presumption or other rule requiring construction against the Party drafting or causing this Agreement to be drafted. References to any document, instrument or agreement shall (i) include all addenda, exhibits and other attachments thereto; (ii) include all documents, instruments or agreements issued or executed in replacement thereof; and (iii) mean such document, instrument or agreement as amended, modified and supplemented.

                                        8

         8.12     Counterparts. This Agreement may be executed in two or more counterparts, and by the Parties hereto in separate
                  counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall
                  constitute one and the same instrument.

IN WITNESS WHEREOF, each of the Parties hereto has duly executed this Agreement, all as of the day and year first above written.

STORYFIRST COMMUNICATIONS, INC.

By: /s/ Robert J. Clark
    -------------------------------------------
Name:    Robert J. Clark
Title: President

OAO ALFA BANK

By: /s/ Peter Hven
    -------------------------------------------
Name: Peter Hven
Title: President

MERROW VENTURES LIMITED

By: Illegibile
    -------------------------------------------
Name:
Title:

                                        9